                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

 INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Definitive Information Statement
[ ]  Definitive Additional Materials
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14c-5(d)(2))

                         METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
 (Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4) Date Filed:

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

                         METROPOLITAN SERIES FUND, INC.
                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116

July 1, 2005

Letter from the President

Re: Scudder Global Equity Portfolio Investment Management Change

     In our continuing effort to fulfill your investment objectives, the attached Information Statement details a recent change in the subadviser of the Scudder Global Equity Portfolio. Effective May 1, 2005, the subadviser was changed to OppenheimerFunds, Inc. In addition, the name of the portfolio has changed to Oppenheimer Global Equity Portfolio.

     PLEASE NOTE THAT NO ACTION IS REQUIRED ON YOUR PART.

     We appreciate your continued confidence in our investment offerings.

                                          Sincerely,

                                          /s/ Hugh McHaffie

                                          Hugh C. McHaffie
                                          President and Chairman of the Board

                         METROPOLITAN SERIES FUND, INC.
                      OPPENHEIMER GLOBAL EQUITY PORTFOLIO
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                             INFORMATION STATEMENT

     This Information Statement is being furnished by the Board of Directors (the "Board of Directors" or the "Directors") of Metropolitan Series Fund, Inc. (the "Fund") to the shareholders of the Oppenheimer Global Equity Portfolio, which was formerly known as the Scudder Global Equity Portfolio (the "Portfolio"). This Information Statement is being mailed beginning on or about July 1, 2005 to all of the Portfolio's shareholders (each, a "Shareholder," and, collectively, the "Shareholders") of record as of the close of business on May 31, 2005 (the "Record Date").

     NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.  INTRODUCTION

     The Fund, an open-end management investment company, is a Maryland corporation that was formed on November 23, 1982. The Fund is a series type company with 37 series or investment portfolios. The Portfolio is one of those portfolios. MetLife Advisers, LLC (the "Manager") acts as investment adviser to the Portfolio. Prior to May 1, 2005, Deutsche Investment Management Americas Inc. ("DIMA") acted as subadviser to the Portfolio pursuant to a subadvisory agreement dated April 5, 2002 between the Fund, the Manager, and DIMA (the "Previous Subadvisory Agreement").

     At a meeting held on February 2, 2005, the Directors approved a new subadvisory agreement (the "Subadvisory Agreement") between the Fund, the Manager and OppenheimerFunds, Inc. ("Oppenheimer") with respect to the Portfolio, which took effect as of May 1, 2005. In connection with the appointment of Oppenheimer under the Subadvisory Agreement, the Directors terminated the Previous Subadvisory Agreement, and as of May 1, 2005, DIMA no longer served as subadviser to the Portfolio. Effective May 1, 2005 the Portfolio's name changed from "Scudder Global Equity Portfolio" to "Oppenheimer Global Equity Portfolio."

     The Investment Company Act of 1940, as amended (the "1940 Act") generally provides that an adviser or subadviser to a mutual fund may act as such only pursuant to a written contract that has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the directors of the fund who are not parties to such contract or interested persons of any party to such contract. The Manager, however, has received from the Securities and Exchange Commission (the "SEC") an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption"). Subject to certain conditions, the SEC Exemption permits the Manager to enter into subadvisory agreements for the management of a portfolio of the Fund without obtaining the approval of the portfolio's shareholders, including agreements with new subadvisers that are not affiliated persons of the Manager or the Fund. Such agreements must be approved by the Directors in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that within ninety days after entering into a new subadvisory agreement without shareholder approval, the Fund must provide an information statement to the shareholders of the affected portfolio, setting forth substantially the information that a proxy statement would contain for a shareholder meeting on whether to vote to approve the agreement. In accordance with the SEC Exemption, the Fund is furnishing this Information Statement to the Shareholders in order to provide information regarding the Subadvisory Agreement.

     The information set forth in this Information Statement concerning Oppenheimer and its respective affiliates has been provided to the Fund by Oppenheimer.

II.  DESCRIPTION OF THE AGREEMENTS

  MANAGEMENT AGREEMENT

     The Manager currently serves as investment adviser and provides administrative services to the Portfolio pursuant to an advisory agreement between the Manager and the Fund dated May 1, 2001 (the "Management Agreement"). The Directors approved the renewal of the Management Agreement at a meeting held on November 3, 2004. The Management Agreement was most recently approved by Shareholders at a meeting held on April 27, 2001 in connection with the replacement of Metropolitan Life Insurance Company ("MetLife") with the Manager as adviser to the Portfolio.

     The Management Agreement provides that the Manager will furnish to the Portfolio both investment management services and administrative services, though it permits the Manager to delegate its investment management services with respect to the Portfolio to a subadviser. Under the Management Agreement, a management fee is payable by the Portfolio to the Manager at the annual rate of 0.90% of the first $50 million of the Portfolio's average daily net assets, 0.55% of the next $50 million of such assets, 0.50% of the next $400 million of such assets and 0.475% of such assets in excess of $500 million. The aggregate management fee payable by the Portfolio during the fiscal year ended December 31, 2004 was $1,192,125, which was 0.62% of the Portfolio's average daily net assets.

     The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for the Portfolio's Class B and Class E shares. For the fiscal year ended December 31, 2004, the Class B shares and Class E shares of the Portfolio paid aggregate fees of $22,078 to affiliates of the Manager pursuant to the distribution plan.

  DESCRIPTION OF THE PREVIOUS SUBADVISORY AGREEMENT

     Under the Previous Subadvisory Agreement, the Manager delegated its portfolio management responsibilities for the Portfolio to DIMA. The Previous Subadvisory Agreement required DIMA to manage, subject to the supervision and approval of the Manager and the Board of Directors, the investment and reinvestment of the assets of the Portfolio. DIMA was authorized to take, on behalf of the Fund, all actions which it deemed necessary to implement the investment policies of the Portfolio, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by DIMA. In connection with these services, DIMA was obligated to provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets.

     Under the Previous Subadvisory Agreement, the Manager paid a subadvisory fee to DIMA at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets, 0.35% of the next $50 million of such assets, 0.30% of the next $400 million of such assets, and 0.275% of the amount of such assets in excess of $500 million. Under the Previous Subadvisory Agreement, for the fiscal year ended December 31, 2004, the Manager paid an aggregate subadvisory fee of $805,275 to DIMA. The Portfolio paid no fee to DIMA under the Previous Subadvisory Agreement.

     The Directors approved the renewal of the Previous Subadvisory Agreement at a meeting held on November 3, 2004. The Shareholders approved the Manager's ability to enter into subadvisory agreements pursuant to the SEC Exemption, as described above, at a meeting held on April 27, 2001.

  DESCRIPTION OF THE SUBADVISORY AGREEMENT

     The Subadvisory Agreement appears in Appendix A. The next several paragraphs briefly summarize some important provisions of the Subadvisory Agreement, but for a complete understanding of the Subadvisory Agreement you should read Appendix A.

     The Subadvisory Agreement requires Oppenheimer to manage the investment and reinvestment of the Portfolio's assets, subject to the supervision of the Manager. The Subadvisory Agreement requires that Oppenheimer do so in conformity with (i) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information relating to the Portfolio, (ii) any additional policies or guidelines established by the Manager or by the Directors, and (iii) other applicable laws and regulations. Subject to the foregoing, the Subadvisory Agreement authorizes Oppenheimer to effect portfolio transactions in its discretion and without prior consultation with the Manager. The Subadvisory Agreement also requires Oppenheimer to make periodic reports to the Manager.

     Under the Subadvisory Agreement, Oppenheimer is compensated at the annual rate of 0.50% of the first $50 million of the Portfolio's average daily net assets, 0.40% of the next $250 million of such assets, 0.34% of the next $250 million of such assets, 0.30% of the next $500 million of such assets, and 0.275% of the amount of such assets in excess of $1.05 billion. The Portfolio pays no fee to Oppenheimer under the Subadvisory Agreement; fees to Oppenheimer are payable solely by the Manager.

     The Subadvisory Agreement provides that it shall continue in effect for two years from the date of execution, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or Oppenheimer (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval.

     The Subadvisory Agreement may be amended at any time by mutual consent of the Manager and Oppenheimer, provided that, if required by law (as may be modified by any exemptions received by the Manager from the SEC, or any rules or regulations adopted by, or interpretative releases of, the SEC), such amendment shall also be approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

     The Subadvisory Agreement provides that Oppenheimer and its officers, partners, directors, employees, affiliates and agents shall not be subject to any liability to the Manager, the Fund, the Portfolio, or the Shareholders arising out of any service rendered under the Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of their obligations and duties.

     The Subadvisory Agreement may be terminated at any time on sixty days' written notice to Oppenheimer, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio. The Subadvisory Agreement automatically terminates in the event of its assignment or upon the termination of the Management Agreement. The Subadvisory Agreement may also be terminated by Oppenheimer on sixty days' written notice to the Manager and the Fund, or by the Manager on sixty days' written notice to Oppenheimer.

  COMPARISON OF THE PREVIOUS SUBADVISORY AND SUBADVISORY AGREEMENTS

     The terms of the Subadvisory Agreement are similar to the terms of the Previous Subadvisory Agreement, except for the following:

     - the Subadvisory Agreement provides for lower subadvisory fees at some asset levels and slightly higher subadvisory fees at other asset levels than the Previous Subadvisory Agreement;

     - the Subadvisory Agreement provides that Oppenheimer's obligation to perform subadvisory services in accordance with applicable law, the Subadvisory Agreement and any additional policies and guidelines established by the Manager or by the Directors that have been furnished in writing to Oppenheimer is subject to the understanding that Oppenheimer will provide such services based upon its books and records with respect to the Portfolio, which comprise a portion of the Portfolio's books and records;

     - the Subadvisory Agreement provides that the regulatory reporting of the Portfolio's proxy voting record is the responsibility of the Manager, and any costs incurred relating to materials for such regulatory reporting are the responsibility of the Manager and/or the Portfolio;

     - under the Subadvisory Agreement, Oppenheimer is not responsible for the fair value pricing determinations of any securities of the Portfolio and any information provided to the Manager for fair valuation purposes will be provided for informational purposes only;

     - the Subadvisory Agreement provides that if requested by Oppenheimer, the Manager will coordinate with its affiliated insurance companies to seek to identify and prevent beneficial investors in the Portfolio from market timing the purchase and sale of the Portfolio's shares or engaging in arbitrage activity to the detriment of long-term investors in the Portfolio;

     - under the Subadvisory Agreement, Oppenheimer may rely upon information provided to it by the Portfolio, the Manager, the Fund's custodian or other agent without independently verifying the accuracy or completeness of such information and shall not be liable for any loss, claim or damages related to such reliance;

     - the Subadvisory Agreement provides that Oppenheimer makes no representations or warranty regarding the performance results that will be achieved by the Portfolio;

     - under the Subadvisory Agreement, the Manager has the right to use the phrase "OppenheimerFunds, Inc." and any logos associated with that name as part of the name of the Portfolio or for any other purpose as long as the Subadvisory Agreement is in effect;

     - the Subadvisory Agreement contains a confidentiality provision which prohibits disclosure of information and advice furnished by one party to the other party under the Subadvisory Agreement, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders; and

     - certain other minor differences.

If the Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2004, the subadvisory fee payable by the Manager would have been $823,700 or 2.29% more than the $805,275 paid to DIMA under the Previous Subadvisory Agreement for the same period.

III.  INFORMATION ABOUT OPPENHEIMER

  DIRECTOR REVIEW

     Based on a review of the Portfolio's performance record and asset growth under DIMA's management, the investment philosophy of DIMA's portfolio management team, personnel and management changes at DIMA, the performance record of Oppenheimer in managing funds with investment objectives similar to those of the Portfolio and the performance of other funds with investment objectives similar to those of the Portfolio, the Manager recommended, and the Directors determined, that it would be appropriate for Oppenheimer to assume responsibility for the day-to-day management of the Portfolio. As a result, at a meeting on February 2, 2005, the Directors approved (i) the termination of the Previous Subadvisory Agreement and (ii) the new Subadvisory Agreement with Oppenheimer, in each case effective May 1, 2005. The Directors met with representatives from Oppenheimer at their February 2, 2005 meeting.

     In determining to approve the Subadvisory Agreement for the Portfolio, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors.

     The Directors considered the nature, extent, and quality of the services to be provided to the Portfolio by Oppenheimer. In this regard, the Directors considered presentations by Fund officers and representatives of the Manager and Oppenheimer. The Directors also reviewed materials provided by Oppenheimer (the "Subadviser Materials"). These presentations and the Subadviser Materials contained information that assisted the Directors in assessing Oppenheimer's organizational structure, personnel, investment capacity, investment process, and regulatory/compliance capabilities and record, as well as Oppenheimer's investment philosophy, performance record, and trade execution capabilities. The Directors concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Portfolio by Oppenheimer.

     The Directors considered the investment performance of Oppenheimer. The Directors reviewed presentations by Fund officers as well as a third-party consultant report prepared by Lipper, Inc. (the "Lipper Report") and Fund management's analysis of the Lipper Report. The Directors considered prior performance of Oppenheimer in managing funds with similar investment objectives and strategies as the Portfolio and compared it to both benchmark and various peer group records, as well as to the performance of DIMA. The Directors concluded that they were satisfied with the investment performance of Oppenheimer.

     The Directors considered the subadvisory fees to be paid by the Manager to Oppenheimer and the total expenses of the Portfolio. The Directors reviewed presentations by Fund officers and comparative information on fees paid and expenses incurred by similar funds in the Lipper Report. The Directors concluded that the subadvisory fees to be paid to Oppenheimer were reasonable and the result of arm's-length negotiations. Because it was not possible to determine the profitability that Oppenheimer might achieve with respect to the Portfolio, the Directors did not make any conclusions regarding Oppenheimer's profitability.

     The Directors considered the extent to which economies of scale would be realized if the Portfolio grows and whether fee levels reflect these possible economies of scale for the benefit of shareholders in the Portfolio. In this regard, the Directors primarily considered the breakpoints in the Portfolio's advisory and subadvisory fee schedules and how any benefits from economies of scale would be realized by the various parties. The Directors reviewed comparative breakpoint information of similar funds in the Lipper Report. The Directors concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders in the Portfolio.

     In addition, the Directors considered Oppenheimer's policies with respect to obtaining benefits from their use of the Portfolio's brokerage commissions to obtain research that could be used for Oppenheimer's other clients (as described below under "Portfolio Transactions and Brokerage"), and the Directors concluded that Oppenheimer's policies were reasonable.

     Based on their evaluation of these factors described above, and assisted by independent counsel, the Directors, including the Independent Directors, concluded it was appropriate and desirable for Oppenheimer to assume responsibility for the management of the Portfolio and approved the Subadvisory Agreement.

     In connection with the change in subadviser from DIMA to Oppenheimer, at their February 2, 2005 meeting, the Directors resolved to change the investment objective of the Portfolio from "long-term growth of capital" to "capital appreciation," effective May 1, 2005.

  CHANGES IN INVESTMENT STYLE

     In managing the Portfolio pursuant to the Previous Subadvisory Agreement, DIMA invested in companies of any size from any country, although it generally focused on established companies in countries with developed economies. In choosing securities for the Portfolio, DIMA used a combination of three analytical disciplines: bottom-up research, growth orientation and an analysis of global themes. DIMA kept the Portfolio's holdings diversified across industries and geographical areas, although, depending on the outlook, increased or reduced the Portfolio's exposure to a given industry or area. DIMA used analytical tools to actively monitor the risk profile of the Portfolio as compared to comparable funds and appropriate benchmarks and peer groups. DIMA used several strategies in seeking to reduce downside risk, including: (i) diversifying broadly among companies, industries, countries and regions; (ii) focusing on high quality companies with reasonable valuations; and (iii) generally focusing on countries with developed economies. DIMA normally sold a security when it believed its price would unlikely go much higher, its fundamentals had deteriorated, other investments offered better opportunities or in the course of adjusting the Portfolio's emphasis on a given country.

     In managing the Portfolio, Oppenheimer can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, Oppenheimer currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. Oppenheimer does not limit its investment to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies. Oppenheimer is not required to allocate its investments in any set percentages in a particular country. Oppenheimer normally will invest in at least three countries (one of which may be the United States). Typically, Oppenheimer invests in a number of different countries.

     In choosing securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part. Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the following factors (which may vary in particular cases and may change over time), looking for: stocks of small-, medium- and large-cap growth-oriented companies worldwide; companies that stand to benefit from global growth trends; businesses with strong competitive positions and high demand for their products and services; cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities. In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

  PORTFOLIO TRANSACTIONS AND BROKERAGE

     Oppenheimer generally has the authority to select broker-dealers, including "affiliated" brokers, as that term is defined in the 1940 Act, with which to place the Portfolio's transactions. Oppenheimer does not currently engage in Portfolio transactions with affiliated brokers. Oppenheimer may employ broker-dealers that it thinks, in its best judgment based on all relevant factors, will implement the policy of Oppenheimer to obtain, at reasonable expense, the "best execution" of the Portfolio's transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. Oppenheimer need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolio.

     In choosing brokers to execute transactions for the Portfolio, Oppenheimer may select brokers (other than affiliates) that provide brokerage and/or research services to the Portfolio and/or the other accounts over which Oppenheimer or its affiliates have investment discretion. The commission paid to those brokers may be higher than another qualified broker would charge, if Oppenheimer makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

     Other funds advised by Oppenheimer have investment policies similar to those of the Portfolio. Those other funds may purchase or sell the same securities as the Portfolio at the same time as the Portfolio, which could affect the supply and price of the securities. If two or more funds advised by Oppenheimer purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     Oppenheimer may allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of Oppenheimer and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Portfolio and one or more of Oppenheimer's other accounts. Investment research may be supplied to Oppenheimer by a third party at the instance of a broker through which trades are placed.

     Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists Oppenheimer in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to Oppenheimer in the investment decision-making process may be paid in commission dollars.

     The research services provided by brokers broaden the scope and supplements the research activities of Oppenheimer. That research provides additional views and comparisons for consideration, and helps Oppenheimer to obtain market information for the valuation of securities that are either held in the Portfolio or are being considered for purchase.

  OPPENHEIMER OPERATIONS

     Oppenheimer is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281. Oppenheimer serves as investment adviser to a number of other investment companies. As of March 30, 2005, Oppenheimer had approximately $170 billion in assets under management.

     Oppenheimer acts as investment adviser or subadviser to the Oppenheimer funds listed in the table below that have similar investment objectives to that of the Portfolio. Oppenheimer does not waive or reduce their compensation for any fund shown in the table as of April 30, 2005.

                               NET ASSETS
                               (MILLIONS)
                                 AS OF      ANNUAL FEE RATE AS A PERCENTAGE OF   RELATIONSHIP TO OTHER FUND
FUND NAME                       12/31/04        AVERAGE ANNUAL NET ASSETS         (ADVISER OR SUBADVISER)
---------                      ----------   ----------------------------------   --------------------------
Oppenheimer Global Fund         $9,720.5    0.80% of the first $250 Million            Adviser
                                            0.77% of the next $250 Million
                                            0.75% of the next $500 Million
                                            0.69% of the next $1,000 Million
                                            0.67% over $2,000 Million

Oppenheimer Global Securities   $2,518.9    0.75% of the first $200 Million            Adviser
Fund/VA                                     0.72% of the next $200 Million
                                            0.69% of the next $200 Million
                                            0.69% over $800 Million

Atlas Global Growth Fund        $  241.5    0.35% of the first $50 Million             Subadviser
                                            0.30% of the next $50 Million
                                            0.25% over $100 Million

Clarington Global Equity Fund   $  163.7    0.75% of the first $35 Million             Subadviser
                                            0.70% of the next $35 Million
                                            0.65% of the next $30 Million
                                            0.60% of the next $30 Million
                                            0.45% of the next $70 Million
                                            0.35% of the next $100 Million
                                            0.30% over $300 Million

Ultra Series Fund -- Global     $   29.9    0.50% of the first $50 Million             Subadviser
Series Fund                                 0.45% of the next $50 Million
                                            0.40% of the next $150 Million
                                            0.35% over $250 Million

SBL Fund, Series D              $  466.6    0.35% of the first $50 Million             Subadviser
                                            0.30% of the next $200 Million
                                            0.25% over $250 Million

USAZ Oppenheimer Global         $   78.4    0.60% of the first $10 Million             Subadviser
Fund                                        0.50% of the next $90 Million
                                            0.45% over $100 Million

TD Global Select Fund           $  563.5    0.60% of the first $100 Million            Subadviser
                                            0.50% of the next $100 Million
                                            0.40% over $200 Million

     The mailing address of each principal executive officer and director of Oppenheimer is Two World Financial Center, 225 Liberty Street, 11th floor, New York, New York 10281, except for Messrs. Ruotolo and Wixted whose mailing address is 6803 South Tucson Way, Centennial, Colorado 80112. The principal executive officers and directors of Oppenheimer and their principal occupations are as follows:

NAME                                                          PRINCIPAL OCCUPATION
----                                                          --------------------
Craig P. Dinsell..........................  Executive Vice President, Oppenheimer
John V. Murphy............................  Chairman, President, Chief Executive Officer and
                                            Director, Oppenheimer
David Pfeffer.............................  Senior Vice President and Chief Financial Officer,
                                            Oppenheimer
James H. Ruff.............................  Executive Vice President, Oppenheimer
Andrew Ruotolo............................  Executive Vice President and Director, Oppenheimer
Mark S. Vandehey..........................  Senior Vice President and Chief Compliance Officer,
                                            Oppenheimer
Brian W. Wixted...........................  Senior Vice President and Treasurer, Oppenheimer
Kurt J. Wolfgruber........................  Executive Vice President, Chief Investment Officer and
                                            Director, Oppenheimer
Robert G. Zack............................  Executive Vice President and General Counsel,
                                            Oppenheimer

     Oppenheimer Acquisition Corp. ("OAC"), 225 Liberty Street, 11th Floor, New York, New York 10281, owns all of the voting interest in Oppenheimer. OAC is a majority owned subsidiary of MassMutual Holding Company, 1295 State Street, Springfield, Massachusetts 01111, which in turn is a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

IV.  OTHER INFORMATION

  INFORMATION ABOUT THE MANAGER

     The Manager is a Delaware limited liability company. New England Life Insurance Company ("New England") owns all of the voting interest in the Manager. New England is a wholly owned subsidiary of MetLife, which in turn is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The members of the Manager include each insurance company the separate accounts of which invest in registered investment companies to which the Manager serves as investment adviser. The Chairman of the Board and President of the Manager is Hugh C. McHaffie. Mr. McHaffie and John F. Guthrie, Jr. are the Manager's directors. Mr. McHaffie is the Chairman of the Board, President and Chief Executive Officer of the Fund, and his principal occupation is Senior Vice President of MetLife. Mr. Guthrie is a Senior Vice President of the Fund and Vice President of New England, and his principal occupation is Senior Vice President of the Manager. The address of the Manager, New England, Mr. McHaffie and Mr. Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife, Inc. is 200 Park Avenue, New York, New York 10166.

  INFORMATION ABOUT THE FUND

     Copies of the annual report of the Fund for the fiscal year ended December 31, 2004 may be obtained without charge by calling (800) 638-7732 or by writing to Thomas M. Lenz, Metropolitan Series Fund, Inc., c/o MetLife Advisers, LLC at 501 Boylston Street, Boston, Massachusetts 02116.

  OWNERSHIP OF SHARES

     Shares of the Portfolio are available for purchase only by separate accounts established by MetLife and its insurance company affiliates (collectively, the "Insurance Companies"), and certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as the investment vehicle for (1) variable insurance, variable annuity and group annuity products of the Insurance Companies and (2) Qualified Plans. Shares of the Portfolio are not offered for direct purchase by the investing public. The number of shares of beneficial interest of the Portfolio issued and outstanding as of the Record Date was as follows:

Class A                15,161,093
Class B                   625,701
Class E                 1,228,257

  BENEFICIAL OWNERSHIP

     To the extent known by the Fund, there are no persons owning contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of any class of the voting securities of the Portfolio.

     The officers and Directors of the Fund owned less than 1% of the outstanding shares of any class of the Portfolio on the Record Date.

  PRINCIPAL UNDERWRITER

     MetLife is the Fund's principal underwriter.

                                                                      APPENDIX A

                         METROPOLITAN SERIES FUND, INC.

                      SUB-INVESTMENT MANAGEMENT AGREEMENT
                     (OPPENHEIMER GLOBAL EQUITY PORTFOLIO)

     This Sub-Investment Management Agreement (this "Agreement") is entered into as of May 1, 2005 by and between Metropolitan Series Fund, Inc., a Maryland Corporation (the "Fund"), MetLife Advisers, LLC, a Delaware limited liability company (the "Investment Manager"), and OppenheimerFunds, Inc. a Colorado corporation (the "Sub-Investment Manager").

     WHEREAS, the Investment Manager has entered into a Management Agreement dated May 1, 2001 (the "Management Agreement") with the Fund, pursuant to which the Investment Manager provides portfolio management and administrative services to the Oppenheimer Global Equity Portfolio (the "Portfolio");

     WHEREAS, the Management Agreement provides that the Investment Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to a sub-investment manager;

     WHEREAS, the Investment Manager desires to retain the Sub-Investment Manager to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager agree as follows:

     1. Subadvisory Services.

     a. The Sub-Investment Manager shall, subject to the supervision of the Investment Manager and in cooperation with the Investment Manager, as administrator, or with any other administrator appointed by the Investment Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. The Sub-Investment Manager shall invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time including revisions indicated by the Sub-Investment Manager, relating to the Portfolio (the "Prospectus"), (2) any additional policies or guidelines established by the Investment Manager or by the Fund's Directors that have been furnished in writing to the Sub-Investment Manager and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Investment Manager agrees to inform the Sub-Investment Manager of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Sub-Investment Manager promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Sub-Investment Manager is authorized, in its discretion and without prior consultation with the Investment Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Investment Manager shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Investment Manager shall, upon written instructions from the Investment Manager, effect such portfolio transactions for the Portfolio as the Investment Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

     b. The Sub-Investment Manager shall furnish the Investment Manager and the Administrator, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance (performance as provided by the Investment Manager or the Fund's Pricing agent) of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Investment Manager, the Administrator or the Fund at their reasonable request.

     c. Investment Manager acknowledges that the Sub-Investment Manger is not the compliance agent for the Fund or for the Investment Manager, and does not have access to all of the Fund's books and records necessary to perform certain compliance testing. To the extent that the Sub-Investment Manager, has agreed to perform the services specified in this Section the Sub-Investment Manager shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion of the Portfolio's books and records. The Sub-Investment Manager shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. The Sub-Investment Manager shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Sub-Investment Manager shall also provide the Investment Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Investment Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act. The Sub-Investment Manager shall furnish the Investment Manager (which may also provide it to the Fund's Board of Directors) with copies of all material comments that are directly related to the Portfolio and the services provided under this Agreement received from the SEC following routine or special SEC examinations or inspections.

     d. The Sub-Investment Manager shall provide to the Investment Manager a copy of the Sub-Investment Manager's Form ADV as filed with the SEC and any amendments or restatements thereof to part II in the future and a list of the persons whom the Sub-Investment Manager wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

     e. Unless the Investment Manager gives the Sub-Investment Manager written instructions to the contrary and subject to the receipt of all necessary voting materials, the Sub-Investment Manager shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested in accordance with the Sub-Investment Manager's proxy voting procedures, provided, however, that regulatory reporting of such voting activity is the responsibility of Investment Manager, and any costs incurred relating to materials for such regulatory reporting are the responsibility of Investment Manager and/or the Portfolio. Sub-Investment Manager will provide data needed to file Form N-PX to Investment Manager in a format as may be mutually agreed upon.

     f. The Sub-Investment Manager will provide reasonable assistance, which would include fair value price determinations of the Sub-Investment Manager, to the Investment Manager regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market or broker quotations are not readily available, provided, however, that the parties acknowledge that the Sub-Investment Manager is not the fund accounting agent for the Portfolio and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by Sub-Investment Manager will be provided for information purposes only.

     g. If requested by the Sub-Investment Manager, the Investment Manager will coordinate with its affiliated insurance companies to seek to identify and prevent beneficial investors in the Portfolio from market timing the purchase and sale of the Portfolio's shares or engaging in arbitrage activity to the detriment of long-term investors in the Portfolio.

     h. Investment Manager will make reasonable effort to assure all requested country registrations will be in place by the Sub-Investment Managers' management start date so that the Sub-Investment Manager can invest the Portfolio's assets according to its investment strategy.

     i. In performing its obligations under this Agreement, the Sub-Investment Manager may rely upon information provided to it by the Fund or on behalf of the Fund, Investment Manager, the Fund's custodian or other agent and will not independently verify the accuracy or completeness of such information. The Sub-Investment Manager shall not be liable for any loss, claim or damages related to such reliance. For the purposes of this provision, "Sub-Investment Manager" shall include any affiliate of the Sub-Investment Manager performing services for the Fund contemplated hereunder and any officer, director, employee, agent of the Sub-Investment Manager or such affiliate.

     j. The Sub-Investment Manager makes no representations or warranty, express or implied that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard, including any other clients of the Sub-Investment Manager or index.

     2. Obligations of the Investment Manager.

     a. The Investment Manager shall provide (or cause the Fund's custodian to provide) information to the Sub-Investment Manager in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Sub-Investment Manager to perform its responsibilities hereunder. Investment Manager shall instruct the Fund's Custodian and Fund Accountant to make reasonable efforts to establish automated communications with the Sub-Investment Manager.

     b. The Investment Manager has furnished the Sub-Investment Manager a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Investment Manager agrees to furnish the Sub-Investment Manager with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Sub-Investment Manager, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Sub-Investment Manager may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

     c. The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Investment Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     3. Custodian. The Investment Manager shall provide the Sub-Investment Manager with a copy of the Portfolio's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Investment Manager shall provide timely instructions directly to the Fund's custodian, in the manner and form of which will be mutually agreed upon by the Sub-Investment Manager and the Custodian necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

     4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Investment Manager pursuant hereto, the Sub-Investment Manager shall not be liable for any expenses of the Investment Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Sub-Investment Manager will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

     5. Purchase and Sale of Assets. Absent instructions from the Investment Manager to the contrary, the Sub-Investment Manager shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Sub-Investment Manager, which may include brokers or dealers affiliated with the Sub-Investment Manager, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Investment Manager. The Sub-Investment Manager agrees that securities are to be purchased through brokers and dealers that, in the Sub-Investment Manager's best judgment, offer the best combination of price and execution. The Sub-Investment Manager, in seeking to obtain best execution of portfolio transactions for the Portfolio, may consider the quality and reliability of brokerage services, as well as research and investment information and other services provided by brokers or dealers. Accordingly, the Sub-Investment Manager's selection of a broker or dealer for transactions for the Portfolio may take into account such relevant factors as (i) price, (ii) the broker's or dealer's facilities, reliability and financial responsibility, (iii) when relevant, the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of the order, (iv) the broker's or dealer's recordkeeping capabilities and (v) the research and other services provided by such broker or dealer to the Sub-Investment Manager which are expected to enhance its general portfolio management capabilities (collectively, "Research"), notwithstanding that the Portfolio may not be the exclusive beneficiary of such Research. Commission rates, being a component of price is one factor considered together with other factors. The Sub-Investment Manager shall not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Portfolio or to select any broker-dealer on the basis of its purported posted commission rate. Accordingly, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Investment Manager, in its discretion, may cause the Portfolio to pay a commission for effecting a transaction for the Portfolio in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done where the Sub-Investment Manager has determined in good faith that the commission is reasonable in relation to the value of the brokerage and/or Research provided by the broker to the Sub-Investment Manager. From time to time, when determined by the Sub-Investment Manager in its capacity of a fiduciary to be in the best interest of the Portfolio, the Sub-Investment Manager may purchase securities from or sell securities on behalf of the Portfolio to another account managed by the Sub-Investment Manager at prevailing market levels in accordance with the procedures under Rule 17a-7 under the 1940 Act and other applicable law.

     6. Compensation of the Sub-Investment Manager. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Investment Manager hereunder, the Investment Manager shall pay the Sub-Investment Manager compensation at the annual rate specified by the schedule of fees in the Appendix to this Agreement. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Investment Manager is paid by the Portfolio pursuant to the Management Agreement. If the Sub-Investment Manager shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Investment Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Investment Manager's obligation to pay the Sub-Investment Manager the compensation provided for herein.

     7. Non-Exclusivity. The Investment Manager agrees that the services of the Sub-Investment Manager are not to be deemed exclusive and that the Sub-Investment Manager and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Investment Manager and the Investment Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Investment Manager or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Investment Manager of its duties and obligations under this Agreement. The Investment Manager recognizes and agrees that the Sub-Investment Manager may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Sub-Investment Manager shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager except in connection with the investment management services provided by the Sub-Investment Manager hereunder.

     8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Investment Manager nor any of its officers, partners, managing directors, employees, affiliates or agents shall be subject to any liability to the Investment Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon, any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties. The Investment Manager acknowledges and agrees that the Sub-Investment Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Investment Manager, whether public or private.

     9. Effective Date and Termination. This Agreement shall become effective as of May 1, 2005, and

          a. unless otherwise terminated, this Agreement shall continue in effect until May 1, 2007, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Investment Manager or the Sub-Investment Manager, cast in person at a meeting called for the purpose of voting on such approval;

          b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Investment Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Management Agreement;

          d. this Agreement may be terminated by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Investment Manager on sixty days' written notice to the Sub-Investment Manager; and

     Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Sub-Investment Manager through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

     10. Amendment. This Agreement may be amended at any time by mutual consent of the Investment Manager and the Sub-Investment Manager, provided that, if required by law (as may be modified by any exemptions received by the Investment Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Investment Manager or the Sub-Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

     11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

     12. General.

     a. The Sub-Investment Manager may perform its services through any employee, officer or agent of the Sub-Investment Manager, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Portfolio shall perform the portfolio management duties described therein until the Sub-Investment Manager notifies the Investment Manager that one or more other employees, officers or agents of the Sub-Investment Manager, identified in such notice, shall assume such duties as of a specific date. The Sub-Investment Manager shall use commercially reasonable efforts to inform the Investment Manager of any such events enough time prior to the event taking effect such that allows the Investment Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

     b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     13. Use of Name.

     It is understood that the phrase "OppenheimerFunds, Inc." and any logos associated with that name are the valuable property of the Sub-Investment Manager, and that the Fund has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrases and logos.

     14. Notices.

     Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, at the addresses below or such other address as such other party may designate for the receipt of such notice.

     If to the Investment Manager:
     John F. Guthrie, Jr.
     MetLife Advisers, LLC
     501 Boylston Street
     Boston, MA 02116

     With a copy to Thomas M. Lenz
     At the same address

     If to the Sub-Investment Manager:
     Christina Nasta
     OppenheimerFunds, Inc.
     2 World Financial Center, 225 Liberty St, 11th Floor
     New York, NY 10281

     With a copy to OFI Legal, Attn: Susan Mattisinko
     At the same address

     15. Confidentiality.

     All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders.

                                          METROPOLITAN SERIES FUND, INC.

                                          By:        /s/ THOMAS LENZ
                                            ------------------------------------
                                                        Thomas Lenz
                                                Vice President and Secretary

                                          METLIFE ADVISERS, LLC

                                          By:   /s/ JOHN F. GUTHRIE, JR.
                                            ------------------------------------
                                                    John F. Guthrie, Jr.
                                                   Senior Vice President

                                          OPPENHEIMERFUNDS, INC.

                                          By:    /s/ CHRISTINA M. NASTA
                                            ------------------------------------
                                                     Christina M. Nasta
                                                       Vice President

                                    APPENDIX
                             OPPENHEIMERFUNDS, INC.

                  METROPOLITAN SERIES FUND, INC. FEE SCHEDULE
                      OPPENHEIMER GLOBAL EQUITY PORTFOLIO

  1st $50 Million      0.500%
  next $250 Million    0.400%
  next $250 Million    0.340%
  next $500 Million    0.300%
  over $1,050 Million  0.275%

         of the average daily value of the net assets of the Portfolio